MSB FINANCIAL CORP. ANNOUNCES REVISION TO STOCK INCENTIVE PLAN AND SUPPORT OF ITS LARGEST OUTSIDE STOCKHOLDER

Millington, NJ (January 29, 2008)-MSB Financial Corp. (the Company) has announced that it will file revised proxy material with the Securities and Exchange Commission as a result of revisions to the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan (the Plan), which is being presented to stockholders for approval at the upcoming Annual Meeting of Stockholders. The PL Capital Group, the Company’s largest outside stockholder, has informed the Company of its intention to vote in favor of the revised Plan. The major revision made to the Plan was to remove the authority to award shares of restricted stock. The Company may in the future present to its stockholders for approval a plan that includes the authority to issue restricted stock.

MSB Financial Corp. Chief Executive Officer Gary Jolliffe commented, “We are pleased to have the support of PL Capital and on behalf of the Board of Directors, I would like to express my sincere appreciation to all of our stockholders for their support. MSB remains committed to enhancing stockholder value and we are working diligently to make that happen for all stockholders.”

“We think the revised Plan is appropriate and beneficial for the Company and its stockholders, and we are pleased to vote in favor of the revised Plan,” stated PL Capital principal Richard Lashley. He also noted, “Importantly, PL Capital and other stockholders retain the right to review MSB Financial’s actions to create shareholder value in 2008 before deciding whether to vote for a restricted stock plan in the future.”

The Company has scheduled its Annual Meeting for March 10, 2008 at 3:00 p.m. A new record date of January 29, 2008 has been set for determination of the stockholders entitled to vote at the meeting and any adjournments thereof.

Shares of the Company’s common stock trade on the NASDAQ Global Market under the symbol “MSBF.” The Company is majority owned by its mutual holding company parent, MSB Financial, MHC.

MSB Financial Corp. intends to file a revised definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with soliciting stockholders to vote in favor of the 2008 Stock Compensation and Incentive Plan at its 2008 Annual Meeting of Stockholders. Shareholders are urged to read the revised definitive proxy statement when it becomes available, because it will contain important information about MSB Financial Corp., the stock benefit plans being put to stockholders for approval and related matters. Stockholders may obtain a free copy of the revised definitive proxy statement (when available) and other documents filed by MSB Financial Corp. with the SEC at the SEC’s web site at www.sec.gov. The revised definitive proxy statement (when available) and other related SEC documents filed by MSB Financial Corp. with the SEC may also be obtained free of charge from MSB Financial Corp.

The directors of MSB Financial Corp. are participants in MSB Financial Corp.’s solicitation of proxies and have an interest in the solicitation, by virtue of their holding shares of MSB Financial Corp. common stock and their being eligible to receive awards of options under the 2008 Stock Compensation and Incentive Plan. Information regarding the directors and their interest in the solicitation is contained in the definitive proxy statement previously filed by MSB Financial Corp. with the SEC in connection with MSB Financial Corp.’s 2008 Annual Meeting of Stockholders and will also be contained in the revised definitive proxy statement.

Forward Looking Statements

The foregoing material contains forward-looking statements concerning the financial condition, results of operations, business and expectations of the Company. We caution that such statements are subject to a number of uncertainties and actual results could differ materially, and, therefore, readers should not place undue reliance on any forward-looking statements.

CONTACT:	MSB Financial Corp. Michael Shriner, Executive Vice President 908-647-4000 mshriner@millingtonsb.com